Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman U.S. Equity Impact Fund (the “Fund”)

Supplement to the Summary Prospectuses, Prospectus and Statement of Additional Information of the Fund, each dated December 18, 2023, each as may be amended and supplemented

This supplement describes important changes affecting the Fund.

Effective immediately:

1.
All references to “Enhanced Sustainable Exclusion Policy” and/or “Enhanced Sustainable Exclusion Criteria” in the Fund’s Summary Prospectuses and Prospectus are hereby deleted in their entirety and replaced with “Sustainable Exclusion Policy”.

2.
All references to “Neuberger Berman U.S. Equity Impact Fund’s enhanced sustainable exclusion criteria” in the Fund’s Statement of Additional Information are hereby deleted in their entirety and replaced with “Neuberger Berman U.S. Equity Impact Fund’s sustainable exclusion policy”.

3.
The section entitled “Neuberger Berman U.S. Equity Impact Fund - Description of Enhanced Sustainable Exclusion Criteria” of the Fund’s Statement of Additional Information, is hereby deleted in its entirety and replaced with the following:

Neuberger Berman U.S. Equity Impact Fund - Description of Sustainable Exclusion Policy
Sustainable Exclusion Policy
This policy should be read in conjunction with the Prospectus for the Fund. The Fund’s Sustainable Exclusion Policy requires interpretation in its application and is at the discretion of the portfolio management team. To determine and monitor revenue-based and absolute exclusions, the portfolio management team uses data generated internally by the Manager and/or its affiliates or provided by one or more external ESG research providers.

1.	Scope

The following are the requirements that the Fund will seek to apply in the selection of securities for the Fund. Please note that this criteria is subject to change to ensure that the requirements continue to meet the latest regulatory requirements.

2.	Definition of Exclusions

Global Standards and Norms. The Fund is prohibited from purchasing, including the initiation of new investment positions, as well as the retention of existing positions, in securities of issuers, whose activities breach the principles of the United Nations Global Compact (UNGC), the OECD Guidelines on Multinational Enterprises, the International Labor Organization’s declaration on Fundamental Rights and Principles at Work and the United Nations Guiding Principles on Business and Human Rights.

Tobacco. The Fund prohibits purchases of companies involved in tobacco production such as cigars, cigarettes, e-cigarettes, smokeless tobacco, dissolvable and chewing tobacco. This also includes companies that grow or process raw tobacco leaves.

Civilian Firearms. The Fund prohibits purchases of companies involved in the manufacturing of civilian firearms.

Private Prisons. The Fund prohibits purchases of companies that own, operate or primarily provide integral services to private prisons given significant social controversy, reputational risks, dependency on Justice Department policies and facilities that are not easily reconfigurable for alternate uses.

Fossil Fuels. The Fund will seek to minimize or neutralize its exposure to certain pieces of the fossil fuel value chain owing to the varied contribution to climate and environmental risk.

Coal and unconventional oil & gas supply. The Fund is prohibited from ownership of businesses with substantial revenue derived from the extraction of coal or unconventional oil methods. It defines these as:

o	Thermal coal. 10% is the maximum acceptable percentage of revenue derived from the mining of thermal coal.

o	Unconventional oil supply (oil sands). 10% is the maximum acceptable percentage of revenue derived from oil sands extraction.

•
Electricity Generation. For companies where power generation makes up more than 10% of revenue, we believe a sustainable portfolio should only invest in generation owners that are aligned with a lower carbon emissions economy. The Fund prohibits investment in generators where:

o	Thermal Coal. 30% is the maximum acceptable percentage of MWh generation derived from thermal coal.

o	Liquid fuels (oil). 30% is the maximum acceptable percentage of MWh generation derived from liquid fuels (oil).

o
Natural gas electricity generation. 90% is the maximum acceptable percentage of MWh generation derived from natural gas and this threshold may decline over time to align with a glide path to greater renewables penetration.

•
Conventional oil & gas supply. We recognize natural gas can play a role in the transition to a lower carbon economy, and believe oil and gas producers should be evolving their businesses to increase the proportion of gas and renewables in the business mix. Therefore, the Fund prohibits investment in oil and gas producers with less than 20% of reserves from natural gas.

o
In addition, the Fund will invest in a manner consistent with the ambition of aligning the portfolio with achieving net zero greenhouse gas emissions in aggregate by 2050 and based on interim targets which may be set from time to time.

Controversial Weapons. The Fund is committed to supporting and upholding conventions that seek to ban the production of controversial weapons. As a result, the Fund is prohibited from investing in securities issued by companies that it believes is involved in the manufacture of controversial weapons.

The Fund defines involvement in the manufacture of controversial weapons as either being responsible for end manufacture and assembly of controversial weapons or being responsible for the manufacture of intended use components for controversial weapons. The Fund does not include dual-use component manufacturers or delivery platform manufacturers. It defines controversial weapons as:

•	Biological and chemical weapons. Weapons outlawed by the Biological and Toxin Weapons Convention of 1972 and the Chemical Weapons Convention of 1993.

•
Anti-personnel mines. Weapons that signatories agreed to prohibit the use, stockpiling, production or transfer of under the 1997 Anti-personnel Landmines Convention. The Convention does not address the issue of financial support for companies that manufacture such weapons.

•
Cluster munitions. Weapons that signatories agreed to restrict the manufacture, use and stockpiling of, as well as components of these weapons, under the 2008 Convention on Cluster Munitions. The implications for financial support of companies that manufacture cluster munitions is left unclear in the Convention. As a result, signatory states and the institutions based on them have taken a range of approaches to the question of prohibiting or allowing investments in cluster munitions producers: some prohibit all investments, some prohibit only direct investments and some have not yet banned investments.

•	Depleted uranium weapons. Companies involved in the production of depleted uranium (DU) weapons, ammunition and armor.

Sanction-related Exclusions. The Manager and its affiliates are committed to complying with all applicable economic sanctions, including those issued by the United States through the Office of Foreign Assets Control (OFAC), European Union, United Nations Security Council and Her Majesty’s Treasury (U.K.). In order to ensure compliance, among other things, the Manager and/or its affiliates performs ongoing sanctions screening and restricts transactions with sanctions targets at the firm level.

3.	Parent and Subsidiary Relationships

The Fund will also evaluate parent / subsidiary relationships and upon evaluation of an issuer's eligibility pursuant to this Sustainable Exclusion Policy, all subsidiaries which are greater than 50% owned by the issuer, will be considered consolidated for the purpose of considering the metrics and overall worthiness of the issuer to comply with the policy. This policy, however, does not require that the parent company of an issuer be considered when evaluating the issuer's metrics and overall worthiness to comply with this policy. As such, the policy permits investment in an issuer whose products and services meet the requirements of the policy, provided that the issuer is a stand-alone business operation whose obligations are non-recourse to its parent company, such issuers being “Eligible Subsidiaries.”
The date of this supplement is July 1, 2024.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com